[LOGO] First Security Benefit Life          AdvanceDesigns(R) ASSET REALLOCATION
       Insurance and Annuity Company
       of New York

QUESTIONS? CALL OUR SERVICE CENTER AT 1-800-888-2461.
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INSTRUCTIONS
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Use this form to automatically transfer account values to maintain a specific percentage allocation among your current and future investment options. Complete the entire form. Please type or print.
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1. PROVIDE GENERAL ACCOUNT INFORMATION
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[ ] Application Attached or Contract Number _______________________________

Name of Owner __________________________________________________________________
               First                MI                        Last

Mailing Address ________________________________________________________________
                 Street Address        City         State          ZIP Code

Social Security Number/Tax I.D. Number ___________________________

Daytime Phone Number _____________________ Home Phone Number __________________
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2. SET UP ASSET REALLOCATION
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Please complete each sub-section.

A. Effective Date _______________________________________________
                  Date (mm/dd/yyyy - must be between 1st and 28th of the month)

   If no date is indicated, or date indicated is prior to the date of receipt, the first transfer will occur on the date the request is received in proper form.

B. Number of Reallocations (check one):

   [ ] One-time reallocation

   [ ] Recurring (check frequency):

       [ ] Monthly  [ ] Quarterly  [ ] Annually  [ ] Semi-Annually

C. Future Allocations (check one):

   [ ] Allocate future contributions according to the percentages indicated
       on this form.
   [ ] Do not change the allocation of future contributions.

   If no option is indicated above, the allocation of future contributions will not be changed.
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                                                               Please Continue =

FSB 235 Supp A (7-07)                AdvanceDesigns 32-79904-04 2009/05/01 (1/2)

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3. PROVIDE INVESTMENT DIRECTIONS
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Please indicate whole percentages totaling 100%
---% AIM V.I. Basic Value           ---% Legg Mason Partners Variable   ---% Rydex VT Essential Portfolio
---% AIM V.I. Capital Development        Small Cap Growth                    Moderate
---% AIM V.I. Global Health Care    ---% MFS(R) VIT Research            ---% Rydex VT Multi-Cap Core Equity
---% AIM V.I. Global Real Estate         International                  ---% Rydex VT Multi-Hedge Strategies
---% AIM V.I. International Growth  ---% MFS(R) VIT Total Return        ---% SBL All Cap Value
---% AIM V.I. Mid Cap Core Equity   ---% MFS(R) VIT Utilities           ---% SBL Enhanced Index
---% American Century VP Mid Cap    ---% Mutual Global Discovery        ---% SBL Equity
     Value                               Securities                     ---% SBL Global
---% American Century VP Ultra(R)   ---% Neuberger Berman AMT Socially  ---% SBL High Yield
---% American Century VP Value           Responsive                     ---% SBL Large Cap Value
---% Direxion Evolution VP All-Cap  ---% Oppenheimer Core Bond Fund/VA  ---% SBL Managed Asset Allocation
     Equity                         ---% Oppenheimer Main Street Small  ---% SBL Mid Cap Growth
---% Direxion Evolution VP Managed       Cap Fund(R)/VA                 ---% SBL Mid Cap Value
     Bond                           ---% PIMCO VIT All Asset            ---% SBL Money Market
---% Dreyfus IP Technology Growth   ---% PIMCO VIT CommodityRealReturn  ---% SBL Select 25
---% Dreyfus VIF International           Strategy                       ---% SBL Small Cap Growth
     Value                          ---% PIMCO VIT Emerging Markets     ---% SBL Small Cap Value
---% Franklin Income Securities          Bond                           ---% SBL US Intermediate Bond
---% Franklin Small Cap Value       ---% PIMCO VIT Foreign Bond         ---% Van Kampen LIT Comstock
     Securities                          (U.S. Dollar-Hedged)           ---% Van Kampen LIT Government
---% Janus Aspen Enterprise         ---% PIMCO VIT Low Duration         ---% Van Kampen UIF Emerging
---% Janus Aspen INTECH             ---% PIMCO VIT Real Return               Markets Equity
     Risk-Managed Core              ---% PIMCO VIT Small Cap            ---% Van Kampen UIF Equity and
---% Janus Aspen Janus Portfolio         StocksPLUS(R) TR                    Income
---% Legg Mason Partners Variable   ---% Royce Micro-Cap                ---% Fixed Account
     Aggressive Growth              ---% Rydex VT All-Cap Opportunity   MUST TOTAL 100%
---% Legg Mason Partners Variable   ---% Rydex VT Essential Portfolio
     Global High Yield Bond              Aggressive
                                    ---% Rydex VT Essential Portfolio
                                         Conservative
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4. PROVIDE SIGNATURE
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I understand and authorize the transaction(s) requested on this form.
x____________________________________________________________    x____________________________________________________________
 Signature of Owner                          Date (mm/dd/yyyy)    Signature of Joint Owner (if applicable)    Date (mm/dd/yyyy)
x____________________________________________________________     ____________________________________________________________
 Signature of Representative (optional)      Date (mm/dd/yyyy)    Print Name of Representative
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Mail to: First Security Benefit Life Insurance and Annuity Company of New York o
        Administrative Office o PO Box 750497 o Topeka, KS 66675-0497 or
                             Fax to: 1-785-368-1772
                   Visit us online at www.securitybenefit.com
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FSB 235 Supp A (7-07)                AdvanceDesigns 32-79904-04 2009/05/01 (2/2)